UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUTRON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUTRON CORPORATION
22400 Davis Drive
Sterling, Virginia 20164
(703) 406-2800

April 26, 2010

Dear Sutron Shareholder:

You are cordially invited to our Annual Meeting of Shareholders on Wednesday, May 19, 2010, beginning at 1:30 p.m., local time, at Sutron’s corporate headquarters, 22400 Davis Drive, Sterling, Virginia.  The enclosed notice of annual meeting sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement.  The Board of Directors recommends that shareholders vote “FOR” these proposals.

It is important that you use this opportunity to take part in Sutron’s affairs by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying Proxy Card in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the Proxy Card does not deprive you of your right to attend the meeting and to vote your shares in person.

You may also access and view all Proxy materials that are being mailed to shareholders online at the website http://www.sutron.com/investorinfo/2010ProxyMaterials.html.

We look forward to seeing you there.

Very truly yours, /s/ Raul S. McQuivey Raul S. McQuivey Chairman of the Board, President and Chief Executive Officer

SUTRON CORPORATION
22400 Davis Drive
Sterling, Virginia 20164
(703) 406-2800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2010

To the Holders of Common Stock of Sutron Corporation,

Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation will be held at 22400 Davis Drive, Sterling, Virginia, on Wednesday, May 19, 2010, at 1:30 p.m., local time, for the following purposes:

1.	To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent accountants for fiscal year 2010;

3.	To approve the Sutron Corporation 2010 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Shareholders of record at the close of business on Friday March 26, 2010, are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible.  If you attend the meeting, you may vote in person even if you have returned a proxy. You may also access and view all Proxy materials that are being mailed to shareholders online at the website http://www.sutron.com/investorinfo/2010ProxyMaterials.html.

By Order of the Board of Directors, /s/ Sidney C. Hooper Sidney C. Hooper Secretary

April 26, 2010

SUTRON CORPORATION
22400 Davis Drive
Sterling, Virginia 20164
(703) 406-2800

PROXY STATEMENT

The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, May 19, 2010, at 1:30 p.m., local time, and at any adjournments thereof.  The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The meeting will be held at the principal executive offices of the Company, 22400 Davis Drive, Sterling, Virginia 20164.  The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 26, 2010.  An electronic copy of all Proxy materials consisting of our 2009 Annual Report and this Proxy Statement can be accessed and viewed online at the website http://www.sutron.com/investorinfo/2010ProxyMaterials.html.

After the enclosed Proxy Card is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy Card.  The Proxy Card is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against or abstain from voting upon the other proposal.

RECORD DATE AND VOTING RIGHTS

Shareholders of record at the close of business on Friday, March 26, 2010 are entitled to notice of and to vote at the meeting.  On March 26, 2010, the Company had outstanding and entitled to vote 4,570,632 shares of Common Stock.  Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting.

The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting.  Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.  Shares held in a broker’s account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. Assuming that a quorum is present for the Annual Meeting, the five nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

The ratification of the appointment of the independent public accountants and the approval of the Sutron Corporation 2010 Equity Incentive Plan must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of these Proposals, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such Proposals. For purposes of these Proposals, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such Proposals.

Any Proxy Card which is returned by a Shareholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card (or their substitutes) will vote “FOR” the election of the Board of Directors’ nominees, “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent accountants, and “FOR” the approval of the 2010 Equity Incentive Plan and in the proxy holders’ discretion with regard to all other matters properly brought before the meeting. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying Proxy Card.  We urge you to vote your shares without delay.

The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2010 Annual Shareholders Meeting.  In addition to solicitation by mail, solicitations may be made by personal interview or telephone by officers and employees of the Company, acting without additional compensation.  Sutron anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Sutron for the out-of-pocket expenses incurred by them.

PRINCIPAL SHAREHOLDERS

The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the issued and outstanding shares of the Company's Common Stock on March 26, 2010.

		Percentage
Name and Address of	Number of Shares	Of Shares
Beneficial Owner	Beneficially Owned	Outstanding(1)

Raul S. McQuivey, Ph.D.	875,686 (2)	18.7%
Kenneth W. Whitt	336,029 (3)	7.4%

(1)           As of March 26, 2010, the Company had 4,570,632 shares of Common Stock outstanding.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that such person could purchase by exercising outstanding options and options that will become exercisable within 60 days of March 26, 2010, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Each natural person named in the table above has an address in care of Sutron Corporation, 22400 Davis Drive, Sterling, Virginia 20164.

(2)           Dr. McQuivey’s holdings consist of 687,086 shares held by Dr. Raul S. McQuivey and Karen T. McQuivey, Dr. McQuivey's wife, as Trustees for the Raul S. McQuivey Trust and the Karen T. McQuivey Trust, 78,600 shares held by Raul McQuivey and 110,000 shares subject to options exercisable within 60 days after March 26, 2010.

(3)           Mr. Whitt’s holdings consist of 336,029 shares held by Kenneth Whitt and Eva D. Whitt, Mr. Whitt’s wife, as Trustees for the Whitt Family Living Trust.

PROPOSAL 1: ELECTION OF DIRECTORS

The nominees for directors are Dr. Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman and Leland R. Phipps.  All nominees are presently directors of the Company.  Mr. Roberts, Mr. Lipman and Mr. Phipps are non-employees of the Company and are independent as defined by Nasdaq listing standards and therefore result in a majority of the Company’s Board of Directors being independent in accordance with Nasdaq listing standards.

The Board of Directors of the Company recommends the election of the nominees to serve as directors of Sutron until the fiscal year 2011 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until the director's earlier death, resignation or removal. In the event that any nominees for directors should be unavailable to serve, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

The five nominees for director who receive the highest number of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting will be elected. All duly submitted and unrevoked Proxy Cards will be voted “FOR” the nominees selected by the Board of Directors except where authorization to vote is withheld.

NOMINEES FOR DIRECTORS

Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience, director positions held currently or at any time during the past five years and the experience, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and Board to determine that the person currently should serve as a director:

Raul S. McQuivey, Ph.D., age 71, has served as a director since 1976 and as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989.  Dr. McQuivey served as Executive Vice President from September 1980 to January 1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989.  Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967.  He is a Registered Professional Engineer.  Having served with the Company since 1976, Dr. McQuivey has extensive experience in all aspects of our business and industry and has strong technical skills.

Daniel W. Farrell, age 57, has served as a director since May 1988 and as a Senior Vice President of the Company since March 1984.  Mr. Farrell has managed the Company’s Research and Development Division since August 1989. Prior to managing the Research and Development Division, Mr. Farrell was a Project Manager in the Water Resources Division.  Mr. Farrell joined the Company in September 1976 as a staff scientist.  Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976. Mr. Farrell has extensive experience in all aspects of our business and industry and strong technical skills.

Robert F. Roberts, Jr., age 59, has served as a director since May 2003 and as the Chairman of the Compensation Committee of the Board of Directors since July 2005 and is also a member of the Corporate Governance and Nominating and Audit Committees of the Board.  Mr Roberts was the founder, CEO and Chairman of Concept Automation Inc. from 1975 to 1995.  Concept Automation, a computer systems integrator, grew from a one-man operation to employing over 220 people in six offices.  Federal and state government agencies and Fortune 1000 companies were the primary clients.  Sales in 1995 were approximately $100 million when the company was sold.  Mr. Roberts served as a Director for Colgan Airways, a regional commuter airline from 1990 to 2005, as a Principal for Foresight Funding, which manages private investments in tax free bonds, real estate and corporate obligations from 1995 to 2005, and as Chairman, Trustee of Wakefield School, a private school that offers a classical curriculum for grades Pre-K to 12 from 1990 to 2005.  Mr. Roberts received an Associates degree in Business Management from Northern Virginia Community College.  Mr. Roberts has strong executive management skills and experience and has served on the boards of directors of several institutions.

Andrew D. Lipman, age 58, has served as a director since June 2005 and as the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors since July 2005 and is also a member of the Compensation and Audit Committees of the Board.  Mr. Lipman is a partner and head of the Telecommunications, Media and Technology Group of Bingham McCutchen LLP, formerly Swidler Berlin, LLP, an international law firm since 1988. From 1987 to 1997, Mr. Lipman also served as Senior Vice President for Legal and Regulatory Affairs for MFS Communications, Co., a competitive telecommunications provider. He also currently serves as a member of the boards of directors of TMNG Inc., a telecommunications-related consulting firm and Nu Skin Enterprises, a personal care and nutritional supplements provider. He also served as a director of MPower Communications, a competitive telecommunications carrier.  He received a B.A. degree, Summa Cum Laude, from the University of Rochester and a J.D. degree from Stanford University.  Mr. Lipman has extensive experience in law and corporate governance matters and extensive experience working with high tech growth companies.

Leland R. Phipps, age 54, has served as a director and as the Chairman of the Audit Committee since March 2008 and is also a member of the Corporate Governance and Nominating and Compensation Committees of the Board.  Mr. Phipps began his career with KPMG Peat Marwick working in the Private Business Consulting Practice from 1982 to 1983.  He worked as Controller and Chief Financial Officer of Concept Automation, Inc (CAI) from 1983 to 1989.  He was promoted to CAI’s President and Chief Operating Officer in 1989 and remained until 1995 when CAI was acquired by BTG, Inc.  During his tenure at CAI, revenues grew from $500 thousand to approximately $100 million.  He was a Senior Vice President over Integration and Network Systems with BTG from 1995 to 1997 and was responsible for a new business unit that began with a backlog of $20 million and grew to $60 million of revenue within two years.  Mr. Phipps founded Plexar Corporation, an investment management, consulting and private equity firm, in 1997.  Mr. Phipps is a Certified Public Accountant.  He received a B.S. degree in Accounting and a Masters degree in Accounting and Information Systems from Brigham Young University.  Mr. Phipps has strong financial, operational and overall executive management skills and experience.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer and persons performing functions similar to a controller, as well as other officers, directors and employees of the Company.  The Code of Ethics is posted on the Company’s website at www.sutron.com under “Investor Information.”

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee.  The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Dr. McQuivey serves as the Chairman of the Board, President and Chief Executive Officer.  The Board currently does not have a lead director.  The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time, as this structure makes the best use of Dr. McQuivey’s extensive knowledge of the Company and the industry, as well as fostering greater communication between the Company’s management and the Board.

Management is responsible for the day-to-day management of the risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  The Board of Directors regularly reviews information regarding the Company’s liquidity and operations as well as the risks associated with each.  The Board of Directors also holds strategic planning sessions with senior management to discuss strategy, key challenges and risks and opportunities for the Company.  The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

While the Board of Directors is ultimately responsible for risk oversight, the Board of Directors’ committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas.  For example, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls.  Pursuant to its charter, the Audit Committee is also responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.  In addition, the Audit Committee reviews and discusses with management the Company’s major risk exposures and the process used to manage those exposures that could have a material effect on the Company’s financial statements.  The Compensation Committee is responsible for management of risks relating to the Company’s compensation program and policies and assesses the Company’s effectiveness at linking pay to performance as well as aligning the interests of executives and other employees with those of the Company’s stockholders.  The Governance Committee and Nominating Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure and succession planning for directors and executive officers, as well as other areas of corporate governance.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management presentations about such risks.

BOARD AND COMMITTEE MEETINGS

During fiscal 2009, the Board held four meetings, including telephone conference meetings. The three standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

Audit Committee.    Mr. Phipps, Mr. Lipman and Mr. Roberts are the current members of the Audit Committee. Mr. Phipps, the Chairman of the Audit Committee, was appointed as Chairman of the Audit Committee on March 6, 2008. The Board has determined that Mr. Phipps is the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee met four times during fiscal 2009. The Audit Committee’s primary responsibilities are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company’s financial and accounting personnel.

Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market.

Compensation Committee.    Mr. Roberts, Mr. Lipman and Mr. Phipps are the current members of the Compensation Committee. Mr. Roberts serves as the Chairman of the Compensation Committee and was appointed to that position in July 2005. The Compensation Committee met once during fiscal 2009. The principal responsibilities of the Compensation Committee are to establish the general compensation policy for Sutron. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company’s Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Company’s 1996, 1997 and 2002 Amended and Restated Stock Option Plans.  The Compensation Committee does not currently have a formal charter.

Corporate Governance and Nominating Committee.    Mr. Lipman, Mr. Phipps and Mr. Roberts are the current members of the Corporate Governance and Nominating Committee (“Nominating Committee”). Mr. Lipman is the Chairman of the Nominating Committee and was appointed to that position in July 2005. The Nominating Committee met once during fiscal 2009. The principal responsibilities of the Nominating Committee are to identify and recommend to the Board of Directors individuals qualified to become Board of Directors’ members, to recommend to the Board of Directors corporate governance principles, and to lead the Board of Directors in complying with its corporate governance principles.

Each current member of the Nominating Committee meets the independence and other requirements to serve on our Corporate Governance and Nominating Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market. The Nominating Committee has a formal charter that is available on the Company’s web site at www.sutron.com under “Investor Information.”

DIRECTOR NOMINATION PROCESS

The Company did not engage a third party to assist in identifying and evaluating the individuals nominated for election as directors at this meeting.  Historically, the Nominating Committee has relied on recommendations from its members to identify nominees. In considering whether to nominate any particular candidate for election to the Board, the Nominating Committee uses various criteria to evaluate each candidate, including an evaluation of each candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company’s shareholders. The Nominating Committee evaluates biographical information and interviews selected candidates.  The Nominating Committee considers whether directors and director nominees bring diverse perspectives and life experiences to the Board, but the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

The Nominating Committee also considers whether a potential nominee would satisfy the Nasdaq listing standards for “independence” and the SEC’s definition of “audit committee financial expert.” The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company does not have a formal policy with regard to the consideration of director candidates recommended by its shareholders; however shareholder recommendations relating to director nominees may be submitted in accordance with the procedures set forth below under the heading “Communicating with the Board of Directors.”

COMMUNICATING WITH THE BOARD OF DIRECTORS

Shareholders who wish to send communications to the Board may do so by writing to the Secretary of the Company, Sutron Corporation, 22400 Davis Drive, Sterling, Virginia 20164. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.” All such letters must identify the author as a shareholder and must include the shareholder’s full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication.

The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board’s consideration.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meeting of shareholders, all directors are encouraged to attend the annual meeting.  Four members of the Board of Directors attended the 2009 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

Each independent director is paid an annual retainer of $10,000, an attendance fee of $1,500 for each meeting of the Board of Directors where the director is physically present and $1,000 for each meeting attended telephonically.  Also, each independent director is paid an attendance fee of $1,500 for each committee meeting of the Board of Directors where the director is physically present and $1,000 for each meeting attended telephonically.  The Audit Committee Chairman receives a $5,000 annual retainer.  The Compensation and Nominating Committee Chairmen receive a $3,000 annual retainer.  Travel expenses are reimbursed at actual cost. Employee directors are not eligible for compensation for their services as directors.  Each independent director also receives a stock option in the amount of 5,000 shares on the shareholder meeting date that vests over a one-year period in accordance with the Company’s approved compensation plan for independent directors

The following table provides a summary of compensation paid to members of our Board of Directors during 2009.

Name (1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($) (3)	Total ($)
Andrew D. Lipman	19,500	12,919	32,419
Leland R. Phipps	23,000	12,919	35,919
Robert F. Roberts, Jr.	19,500	12,919	32,419

(1)           Raul S. McQuivey and Daniel W. Farrell are not included in this table as both are employees of the Company and thus receive no compensation for their services as a director.  The compensation received by both in fiscal year 20009 is shown on the Summary Compensation Table included herein.

(2)           Includes all fees earned or paid for services as a director in fiscal year 2009, including annual retainer, committee of Board chair fees and meeting fees.

(3)           Amounts shown represent the aggregate grant date fair value in respect of options to purchase shares of common stock granted to the specified directors in fiscal year 2009, calculated in accordance with FASB ASC Topic 718, “Compensation – Stock Compensation”. See Note 15, “Stock Options,” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2009 for the assumptions made in determining grant date fair values. These amounts reflect the aggregate grant date fair value for these options and are not intended to represent the value, if any, that is or will be actually realized by the individual.

At the end of fiscal year 2009, directors owned the following number of options, all of which are vested and unvested shares:

Name (1)	Unvested Stock Options	Vested Stock Options
Robert F. Roberts, Jr.	1,822	43,178
Andrew D. Lipman	1,822	23,178
Leland R. Phipps	1,822	9,178

(1)           Raul S. McQuivey and Daniel W. Farrell are not included in this table as both are employees of the Company and thus receive no compensation for their services as a director.  The compensation received by both in fiscal year 2009 is shown on the Summary Compensation Table included herein.

MANAGEMENT OWNERSHIP OF COMMON STOCK

Set forth below is information concerning stock ownership of each named executive officer, director and director nominee, and all directors and executive officers of the Company as a group, as of March 26, 2010.  The information as to securities beneficially owned are, in each instance, based upon information furnished by each individual.  As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)
Raul S. McQuivey, Ph.D. (2)	875,686	18.7%
Daniel W. Farrell (3)	224,468	4.8%
Sidney C. Hooper (4)	162,000	3.5%
Ashish R. Raval (5)	75,000	1.6%
Robert F. Roberts, Jr. (6)	45,000.9%
Andrew D. Lipman (7)	25,000.4%
Leland R. Phipps (8)	11,000.1%
All executive officers and directors as a group (7 in number)	1,418,154	30.0%

(1)           See Note 1 under "PRINCIPAL SHAREHOLDERS."

(2)           See Note 2 under "PRINCIPAL SHAREHOLDERS."

(3)           Mr. Farrell’s holdings consist of 93,948 shares that are held by Daniel W. Farrell and Jill E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of Survivorship, 40,360 held by Mr. Farrell and 90,000 shares subject to options exercisable within 60 days after March 26, 2010.

(4)           Includes 27,000 shares owned by Sidney C. Hooper and Malissa C. Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of Survivorship, 15,000 shares owned by Mr. Hooper and 120,000 shares subject to options exercisable within 60 days after March 26, 2010.

(5)           Reflects 75,000 shares subject to options exercisable within 60 days after March 26, 2010.\

(6)           Reflects 45,000 shares subject to options exercisable within 60 days after March 26, 2010.

(7)           Reflects 25,000 shares subject to options exercisable within 60 days after March 26, 2010.

(8)           Reflects 11,000 shares subject to options exercisable within 60 days after March 26, 2010.

EXECUTIVE OFFICERS

The biographies for Messrs. McQuivey and Farrell are provided under the heading “Nominees for Directors.”

Sidney C. Hooper, age 51, has served as the Chief Financial Officer of the Company since 2003 and as Treasurer since 1993.  Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990.  Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company.  Mr. Hooper received a B.S. degree in Accounting from Brigham Young University in 1983 and a Master of Accountancy degree from Brigham Young University in 1984.

Ashish H. Raval, age 38, has served as Vice President of Integrated Services Division since 2001 and was appointed a Senior Vice President in April 2010.  He joined the Company in February 1997, as an Applications Engineer in the Integrated Systems Division (ISD).  Prior to joining Sutron Mr. Raval worked as a instrumentation engineer in Walk, Haydel & Associates, a Dames & Moore Company.   Mr. Raval has earned B.S. in Instrumentation Engineering from University of Pune in 1993 and a Masters in Electrical Engineering with specialization in Control Systems Engineering from University Of New Orleans in 1996. He is a Registered Engineer-In-Training (EIT) in Louisiana. Mr. Raval has also been an active member of ISA and IEEE since 1993.

EMPLOYMENT AND OTHER AGREEMENTS

The Company does not have any Employment Agreements and has no other plan or arrangement that would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company.  Option agreements provide for the immediate vesting of all unvested stock options in the event of a change in control of the Company.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning cash and other compensation paid to or earned by our chief executive officer, and other executive officers, whom we refer to as our “Named Executive Officers” during the fiscal year ended December 31, 2009 as follows:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	All Other Compensation ($)(4)	Total ($)
Raul S. McQuivey	2009	190,000	37,000	9,913	236,913
Chief Executive Officer	2008	190,000	–	10,056	200,056
and President
Daniel W. Farrell	2009	173,250	20,000	7,284	200,534
Senior Vice President	2008	173,250	–	9,538	182,788

Sidney C. Hooper	2009	168,000	33,000	10,742	211,742
Chief Financial Officer	2008	168,000	–	12,070	180,070
and Secretary
Ashish R. Raval	2009	160,000	32,000	4,808	231,874
Senior Vice President	2008	157,500	–	4,535	197,101

(1)	Includes regular base salary earnings in fiscal years 2009 and 2008.

(2)	Bonus amounts represent amounts awarded for performance during the fiscal year and paid after the fiscal year end.

(3)	Consists of the following: Company paid life insurance, Company paid auto allowance and Company’s 401k matching contribution.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested ($)	Market Value of shares or units of stock that have not vested ($)
Raul S. McQuivey	110,000	$ .55	10/17/2012	–	–
Daniel W. Farrell	90,000	$ .55	10/17/2012	–	–
Sidney C. Hooper	120,000	$ .55	10/17/2012	–	–
Ashish R. Raval	25,000	$ .68	1/6/2013	–	–
Ashish R. Raval	50,000	$ 6.90	2/27/2017	30,000(1)	215,700

(1)	Options will vest in the amount of 10,000 shares on February 26, 2010, 2011 and 2012

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2009, the Company did not have any related party transactions with officers or directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of shares of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2009.

•	Mr. McQuivey and Mr. Hooper were each delinquent in filing one report on Form 4.
•	Mr. Lipman, Mr. Phipps and Mr. Roberts were each delinquent in filing one report on Form 3.

REPORT OF THE AUDIT COMMITTEE

This Report of the Audit Committee of Sutron Corporation’s Board of Directors (the “Audit Committee”) is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board. Leland R. Phipps, Andrew D. Lipman and Robert F. Roberts, Jr. are the current members of the Audit Committee.  The Audit Committee’s primary responsibilities, described more fully in its charter, are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent registered public accounting firm and the Company’s financial and accounting personnel.

The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control.  Yount, Hyde & Barbour, P.C. the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB), expressing an opinion, based on its audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes, including engaging in discussions with management and the Company’s independent registered public accounting firm.

The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters.

In carrying out its oversight responsibilities, the Board met with management and reviewed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Board also reviewed with Yount, Hyde & Barbour, P.C., who is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Board under generally accepted auditing standards and SAS (Statement on Auditing Standards) 114. In addition, the Board discussed with Yount, Hyde & Barbour, P.C. its independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Board has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Leland R. Phipps, Chairman
Andrew D. Lipman
Robert F. Roberts, Jr.

AUDIT FEES

Aggregate fees for professional services rendered to the Company by Yount, Hyde & Barbour for the year ended December 31, 2009 and by Thompson, Greenspon & Co. for the year ended December 31, 2008 are summarized in the table below.

	2009	2008

Audit	$102,000	$78,000
Audit-related	0	0
Tax	9,500	10,500
All other	–	500
Total	$111,500	$89,000

Audit fees for the years ended December 31, 2009 and 2008, respectively, were for professional services rendered for the audits of the financial statements of the Company and review of the Company’s quarterly financial statements.

 Tax fees as of the years ended December 31, 2009 and 2008, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

All other services were for out-of-pocket expenses incurred by Thompson, Greenspon & Co.

There were no fees for audit-related work.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

During Fiscal 2009, the Board pre-approved all services (audit and permitted non-audit services) provided to Sutron by the Company’s independent auditor.  The Board however has not adopted written policies and procedures in regards to pre-approval of audit and permitted non-audit services.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors considers it desirable that its appointment of the firm of Yount, Hyde & Barbour, P.C. as independent registered public accounting firm of the Company for fiscal year 2010 be ratified by the shareholders.  Representatives of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Yount, Hyde & Barbour, P.C. and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.  If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Yount, Hyde & Barbour, P.C.

PROPOSAL 3: APPROVAL OF 2010 EQUITY INCENTIVE PLAN

            We are asking our stockholders to approve the Sutron Corporation 2010 Equity Incentive Plan (the “Plan”).

            As of March 26, 2010, there were 589,252 shares of our common stock subject to outstanding option grants and 89,667 shares available for future grants under the existing Amended 1996, 1997 and 2002 Stock Option Plans. The weighted average exercise price of the outstanding stock options is $2.01 and the weighted average remaining term of such options is 3.6 years.

The Board believes that the proposed Plan is an important factor in attracting and retaining the high caliber employees and other service providers essential to our success, as its terms allow us to provide incentives that are linked directly to increases in stockholder value which benefit all of our stockholders. The Board has approved the adoption of the Plan to ensure that we will be able to use the Plan to make the types of awards, and covering the number of shares, as necessary to meet these objectives.

Stockholder approval of the Plan is required by the Nasdaq Stock Market. The material features of the proposed Plan are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Plan, which is included hereto as Appendix A.

 General

Historically, we have only issued stock options as part of our equity compensation plan. The proposed Plan would expand the types of equity compensation that we may award to include stock appreciation rights (SARs), restricted stock and other similar types of awards, as described further below. Any shares that may be issued under the Plan to any person pursuant to an option or SAR are counted against this limit as one (1) share for every one (1) share granted. Any shares that may be issued under the Plan to any person, other than pursuant to an option or SAR, will be counted against this limit as one and one-half (11/2) shares for every one (1) share granted.

As of March 26, 2010, the closing price of the Company’s common stock was $7.11 as reported on the Nasdaq Stock Market. Also as of March 26, 2010, there were four (4) executive officers, 87 other employees and three (3) non-employee directors of the Company and its subsidiaries who would be eligible to participate in the Plan. Because participation and the types of awards under the Plan are discretionary, the benefits or amounts that will be received by any participant or groups of participants if the amendment of the Plan is approved are not currently determinable.

 Purpose

The purpose of the Plan is to enable us to attract and retain highly qualified personnel who will contribute to our success and to provide incentives to employees and other service providers that are linked directly to increases n stockholder value and will therefore inure to the benefit of all of our stockholders.

Administration

The Plan is administered by the Compensation Committee of our Board. Subject to the terms of the Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan. The Board may also appoint one or more separate committees of the Board, comprising directors who may not be outside directors, who may administer the Plan with respect to, and grant awards under the Plan to, employees or other service providers who are not required to file reports under Section 16(a) of the Exchange Act (“Reporting Persons”) or directors. The Compensation Committee may delegate to one or more executive officers the authority to grant awards to individuals other than Reporting Persons or directors.

Source of Shares

The common stock issued or to be issued under the Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, if an award is settled in cash or if an award otherwise terminates without delivery of any shares, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan as one (1) share if such shares were subject to option or SAR grants, and as one and one-half (11/2) shares if such shares were subject to awards other than option or SAR grants.

Eligibility

Awards may be made under the Plan to our or our affiliates’ employees or directors, consultants or advisers providing services to us or our affiliates and to any other individual whose participation in the Plan is determined to be in our best interests by our Board.

Amendment or Termination of the Plan

While our Board may terminate or amend the Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards. In addition, an amendment will be contingent on approval of our stockholders to the extent required by law or if the amendment would materially increase the benefits accruing to participants under the Plan, materially increase the aggregate number of shares of stock that may be issued under the Plan, or materially modify the requirements as to eligibility for participation in the Plan. Unless terminated earlier, the Plan as amended will terminate in 2020, but will continue to govern unexpired awards.

Options

The Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Code, referred to as incentive stock options, and stock options that do not qualify as incentive stock options, referred to as non-qualified stock options.

The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant as determined pursuant to the Plan. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. We may grant options in substitution for options held by employees of companies that we may acquire. In this case, the exercise price would be adjusted to preserve the economic value of the employee’s stock option from his or her former employer. Such options granted in substitution shall not count against the shares available for issuance under the Plan.

The term of each stock option may not exceed ten years from the date of grant. The Company determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Company. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for cash, other types of awards or a grant of a new option having an exercise price below that of the option which was surrendered or exchanged.

In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of our common stock (which if acquired from us have been held by the optionee for at least six months) or by means of a broker-assisted cashless exercise.

Stock options granted under the Plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns and for charitable contributions.

Other Awards

The following may also be awarded under the Plan:

•	shares of common stock subject to vesting restrictions;

•	common stock units, which are the conditional right to receive a share of stock in the future, subject to restrictions, including vesting restrictions;

•	unrestricted shares of common stock, which are shares of common stock issued at no cost or for a purchase price which are free from any restrictions under the Plan;

•	dividend equivalent rights entitling the grantee to receive credits for dividends that would be paid if the grantee had held a specified number of shares of common stock;

•
a right to receive a number of shares or an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a specified period; and

•
performance-based and non-performance-based incentive awards, ultimately payable in stock or cash, which may be multi-year and/or annual incentive awards subject to achievement of specified performance goals tied to business criteria described below.

Business Criteria

If the Company establishes performance goals for awards that are intended to comply with Section 162(m) of the Code for grants to covered employees, the Company will use one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria): total stockholder return; total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; net income; pretax earnings and/or earnings pre-provisions for loan losses; earnings before interest expense and taxes; earnings before interest expense, taxes, depreciation and amortization and/or provisions for loan losses; pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; operating margin; earnings per share; return on equity; return on assets; return on capital; return on investment; operating earnings; working capital; ratio of debt to stockholders’ equity; revenue; book value; cash flow; economic value-added models or equivalent metrics; earnings before non-cash charges; reductions in costs; and one or more capital ratios. Such business criteria may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company (except with respect to total shareholder return and earnings per share criteria), or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Company may also exclude charges related to an event or occurrence which the Company determines should appropriately be excluded, including (a) restructurings, discontinued operations, reserves or allowances for loan losses, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of or accounting changes in accordance with the U.S. generally accepted accounting principles or tax changes.

The Performance Terms described throughout this proposal must be approved by the shareholders at least every five years as required by Section 162(m) of the Code. Approval of the Performance Terms will restart the period for reapproval for an additional five years.

Adjustments for Stock Dividends and Similar Events

The Company will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect stock dividends, stock splits, spin-offs and other similar events.

The Board of Directors recommends a vote “FOR” approval of the 2010 Equity Incentive Plan and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented for consideration at the 2010 Annual Meeting of Shareholders.  The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business that may come before the 2010 Annual Meeting of Shareholders in addition to the scheduled items of business.

SHAREHOLDERS PROPOSALS

Any shareholder proposals intended to be presented at Sutron's 2011 Annual Meeting of Shareholders must be received by Sutron at its offices at 22400 Davis Drive, Sterling, Virginia 20164, on or before December 6, 2010, for consideration for inclusion in the proxy material for such meeting.

If a shareholder of the Company wishes to present a proposal before the 2011 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 13, 2011, and if a shareholder fails to provide such timely notice of a proposal to be presented at the 2011 Annual Meeting, the proxies designated by the Company’s Board of Directors will have discretionary authority to vote on any such proposal.

REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement.  We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.  Upon the written request by any shareholder entitled to vote at the 2010 Annual Meeting of Shareholders, the Company will furnish that person without charge additional copies of the Annual Report along with copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits or documents incorporated by reference.

By Order of the Board of Directors, /s/ Sidney C. Hooper Sidney C. Hooper Secretary

April 26, 2010

Appendix A

SUTRON CORPORATION

2010 EQUITY INCENTIVE PLAN

Sutron Corporation, a Commonwealth of Virginia corporation (the “Company”), sets forth herein the terms of its 2010 Equity Incentive Plan (as amended, the “Plan”) as of [Date of Annual Meeting], 2010, as follows:

            1.             PURPOSE

This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts toward the continued success of the Company and to operate and manage their businesses in a manner that will provide for the long-term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof.  Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

            2.             DEFINITIONS

            For purposes of interpreting the Plan and related documents (including Award Agreements, as defined below), the following definitions shall apply:

            2.1  “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.  For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulations section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulations section 1.414(c)-2(b)(2)(i).

            2.2  “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 15) over a performance period of up to and including one year (the fiscal year, unless otherwise specified by the Committee).

            2.3  “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights or cash award under the Plan.

            2.4  “Award Agreement” means the written or electronic agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

            2.5  “Benefit Arrangement” shall have the meaning set forth in Section 16 hereof.

            2.6  “Board” means the Board of Directors of the Company.

            2.7  “Cause” unless otherwise provided by the Board or the Committee in the Award Agreement, has the same meaning as provided in the employment agreement between Service Provider and the Company or any Affiliate of the Company on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (i) fraud or dishonesty against the Company or any Affiliate of the Company, (ii) Service Provider’s willful misconduct, repeated refusal to follow the reasonable directions of the Board, any executive officer or departmental head of the Company or any Affiliate, or knowing violation of law in the course of performance of the duties of Service Provider’s employment with, or Service to, the Company or any Affiliate of the Company, (iii) repeated absences from work without a reasonable excuse, (iv) intoxication with alcohol or drugs while on the Company’s or any Affiliate of the Company’s premises or while performing Services for the Company or any of its Affiliates, (v) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (vi) a  material breach or violation of the terms of any employment or other agreement to which Service Provider and the Company, or, if applicable, any Affiliate of the Company are parties.

2.8  “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

            2.9  “Committee” means the Compensation Committee of the Board or other committee of the Board to which authority has been delegated pursuant to Section 3.2.

            2.10  “Company” means Sutron Corporation.

            2.11  “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates of the Company or Affiliates of such shareholders immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

            2.12  “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

            2.13  “Disability” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or, if applicable, any Affiliate of the Company for Service Provider.  If no long-term disability plan or policy was ever maintained on behalf of Service Provider, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time.  In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.

            2.14  “Dividend Equivalent” means a right, granted to a Grantee under Section 14 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

            2.15  “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

            2.16  “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the principal exchange or market on which the shares of Stock are listed) on the Grant Date or such other determination date or, if no sale of Stock is reported for such date, the Fair Market Value shall be the Fair Market Value on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.  For purposes of determining taxable income and the amount of the related tax withholding obligation under Section 19.3, notwithstanding this Section 2.16 or Section 19.3, for any shares of Stock that are sold on the same day that such shares are first legally saleable pursuant to the terms of the applicable Award Agreement, Fair Market Value shall be determined based upon the sale price for such shares so long as the Grantee has provided the Company with advance written notice of such sale.

            2.17  “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

            2.18  “Grant Date” means, as determined by the Board or the Committee, the latest to occur of (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

            2.19  “Grantee” means a person who receives or holds an Award under the Plan.

            2.20  “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

            2.21  “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

            2.22  “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

            2.23  “Option Price” means the purchase price for each share of Stock subject to an Option.

            2.24  “Other Agreement” shall have the meaning set forth in Section 16 hereof.

            2.25  “Outside Director” means a member of the Board who is not an officer or employee of the Company.

            2.26  “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 15) over a performance period of more than one year.

            2.27  “Plan” means this Sutron Corporation 2010 Equity Incentive Plan, as amended, modified or restated from time to time.

            2.28  “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Stock Units.

            2.29  “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

            2.30  “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

            2.31  “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

            2.32  “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

            2.33  “Service” means service as an employee, officer, Outside Director or other Service Provider of the Company or an Affiliate.  Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, Outside Director or other Service Provider of the Company or an Affiliate.  Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board or the Committee, which determination shall be final, binding and conclusive.

            2.34  “Service Provider” means an employee, officer or Outside Director of the Company or an Affiliate, or an individual who is a consultant or adviser providing services to the Company or an Affiliate.

            2.35  “Stock” means the common stock, par value $.01 per share, of the Company.

            2.36  “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 10 hereof.

            2.37  “Stock Unit” means a bookkeeping entry representing the equivalent of a share of Stock, awarded to a Grantee pursuant to Section 11 hereof.

2.38  “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

            2.39  “Substitute Award” means an Award granted upon assumption of, or in substitution for, an outstanding award previously granted by a company or other entity acquired by the Company or any Affiliate with which the Company or any Affiliate combines.

            2.40  “Termination Date” means the date upon which an Option or SAR shall terminate or expire, as set forth in Section 8.3 hereof.

            2.41  “Ten Percent Stockholder” means an employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

            2.42  “Unrestricted Stock” means an Award pursuant to Section 12 hereof.

            3.             ADMINISTRATION OF THE PLAN

            3.1.  Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s Articles of Incorporation, as amended, and its By-laws, in each case, as amended, modified or supplemented from time to time, and applicable law.  The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement.  All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s Articles of Incorporation, as amended,  and its By-laws, in each case, as amended, modified or supplemented from time to time, and applicable law.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.

            3.2.  Committee

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the Articles of Incorporation, as amended, and its By-laws of the Company, in each case, as amended, modified or supplemented from time to time, and applicable law.  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who, among other responsibilities and delegations, may administer the Plan with respect to employees or other Service Providers who are not Reporting Persons or directors of the Company or its Affiliates, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.  In addition, the Committee may delegate to one or more executive officers of the Company or its Affiliates the authority to grant Awards to employees or other Service Providers who are not Reporting Persons or directors of the Company or its Affiliates.  Such delegation shall specify the maximum number of shares of Stock that may be granted by such officer(s), as well as the period during which the delegation shall remain in effect.  In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by any committee of the Board, including, without limitation, the Committee if the power and authority to do so has been delegated to such Committee by the Board as provided for in this Section.  Unless otherwise expressly determined by the Board, any such action or determination by any such committee, including, without limitation, the Committee, shall be final, binding and conclusive.  To the extent permitted by law, each such committee, including, without limitation, the Committee, may delegate its authority under the Plan to a member of the Board.  Effective as of [Date of Annual Meeting], 2010, discretionary Awards to Outside Directors must be approved by the Committee.

            3.3.  Terms of Awards

            Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

 (i)            designate Grantees,

 (ii)           determine the type or types of Awards to be made to a Grantee,

 (iii)          determine the number of shares of Stock to be subject to an Award,

 (iv)          establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, delivery or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Corporate Transaction and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

 (v)           prescribe the form of each Award Agreement evidencing an Award, and

 (vi)          amend, modify, or supplement the terms of any outstanding Award, subject to Section 3.7.  Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

            The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate.  The Committee may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan or any other agreement with the Grantee, as applicable.

Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct, with regard to any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Notwithstanding any other provision of this Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the fair market value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other criteria) that are later determined, as a result of the accounting restatement, not to have been achieved.

3.4.  Deferral Arrangement

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.  Any such deferrals shall be made in a manner that complies with Code Section 409A.

            3.5.  No Liability

            No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

            3.6.  Share Issuance/Book-Entry.

Notwithstanding any other provision of this Plan to the contrary, the issuance of the shares of Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more share certificates.

            3.7.  No Repricing.

            Other than pursuant to Section 18 and except in connection with a Corporate Transaction involving the Company and/or any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares, notwithstanding any other provision in the Plan to the contrary, the terms of outstanding Options or SARs may not be amended without stockholder approval to (i) reduce their Option Price or SAR Exercise Price, as applicable, or (ii) cancel, exchange, substitute, buyout or surrender such outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an Option Price or SAR Exercise Price, as applicable, that is less than the Option Price or SAR Exercise Price, as applicable, of the original Options or SARs.

4.                 STOCK SUBJECT TO THE PLAN

            4.1.  Number of Shares of Stock Available for Awards and Share Usage

Effective as of [Date of annual meeting], 2010, and subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be 500,000.  Any shares of Stock that are subject to Awards of Options shall be counted against this limit as one (1) share for every one (1) share issued.  With respect to Stock Appreciation Rights, when a stock-settled Stock Appreciation Right grant is exercised, the shares subject to such Award will be counted against the maximum share limitations as one (1) share for every share subject thereto, regardless of the number of shares actually issued to settle the Stock Appreciation Right upon exercise.  Any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (11/2) shares for every one (1) share granted.  Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury shares.  If any shares covered by an Award are not purchased or are forfeited, if an Award is settled in cash or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, cash payment or termination, again be available for making Awards under the Plan.  Any shares of Stock that again become available for grant pursuant to this Article 4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights granted under the Plan, and as one and one-half (11/2) shares if such shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.  Shares issued pursuant to Awards granted in substitution for awards held by employees of a business entity acquired by the Company or an Affiliate shall not count against the shares available for issuance under the Plan.

            4.2.  Adjustments in Authorized Shares.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies.  The number of shares of Stock reserved pursuant to Section 4.1 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution.  Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to applicable stock exchange requirements.

5.             DURATION AND AMENDMENTS

            5.1.  [Reserved]

            5.2.  Term

            The Plan shall terminate automatically on [Date of 2010 annual meeting], 2020, and may be terminated on any earlier date as provided in Section 5.3.

            5.3.  Amendment and Termination of the Plan

            The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made.  An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board or required by applicable law.  In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.  No Awards shall be made after termination of the Plan.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.             AWARD ELIGIBILITY AND LIMITATIONS

            6.1.  Service Providers; Outside Directors; Other Persons

            Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any such Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

            6.2.  Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

            6.3. [Reserved]

6.4.  Stand-Alone, Additional, Tandem, and Substitute Awards

            Subject to Section 3.7, Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate.  Notwithstanding Sections 8.1 and 10.1 but subject to Section 3.7, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

            7.             AWARD AGREEMENT

            Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Provisions regarding the treatment of Awards following termination of Service shall be determined in the sole discretion of the Board, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service and different Services provided.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

            8.             TERMS AND CONDITIONS OF OPTIONS

            8.1.  Option Price

            The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option.  The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

            8.2.  Vesting

            Subject to Sections 8.3 and 18 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement.

            8.3.  Term

            Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

            8.4.  Termination of Service

            Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service.  An Option that is intended to be an Incentive Stock Option shall no longer be exercisable as an Incentive Stock Option ninety (90) days after the termination of the Grantee’s Service.

8.5.  Limitations on Exercise of Option

            Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, more than ten years following the Grant Date, or after the occurrence of an event, which results in termination of the Option.

            8.6.  Method of Exercise

            An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written or electronic notice of exercise on any business day, on the form specified by the Company.  Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company many, in its sole and absolute judgment, determine to be required to withhold with respect to an Award pursuant to Section 19.3.

            8.7.  Rights of Holders of Options

            Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him.  Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

            8.8.  Delivery of Stock Certificates

            Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.  Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

            8.9.  Limitations on Incentive Stock Options

            An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

            8.10.  Notice of Disqualifying Disposition.

            If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

            9.             TRANSFERABILITY OF OPTIONS

            9.1.  Transferability of Options

Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option.  Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.2.  Transfers

            If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member or to any entity that is exempt from income tax pursuant to Section 501(c)(3) of the Code, or any successor provision.  For the purpose of this Section 9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution.  The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

            10.             STOCK APPRECIATION RIGHTS

            The Board is authorized to grant Stock Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:

            10.1.  Right to Payment

            A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, an amount not greater than the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR, as determined by the Board.  The Award Agreement for an SAR shall specify the SAR Exercise Price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the Grant Date.  SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of a Share on the Option Grant Date.

            10.2.  Other Terms

            Each SAR granted under the Plan shall terminate upon the expiration of ten years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.  The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement which may be cash or shares of Stock, method by or forms in which shares of Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR, provided, however, that each SAR granted under the Plan shall terminate under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

            11.            RESTRICTED STOCK AND STOCK UNITS

            11.1.  Grant of Restricted Stock or Stock Units

            The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine.

11.2.  Restrictions

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units.  Each Award of Restricted Stock or Stock Units may be subject to a different restricted period.  The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 15.1 and 15.2.  Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

            11.3.  Restricted Stock Certificates

            The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.  The Board may provide in an Award Agreement that either (i) the Secretary of the Company, or his delegate, shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that all such certificates, regardless of whether held by the Secretary, his delegate or delivered to the Grantee, shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement. If the Company utilizes book-entry form with appropriate restrictions noted in the Company records, and the Grantee so requests, the Company will furnish without charge the powers, designations, preferences and relative, participating, optional, or other special rights of the share of Stock and the qualifications, limitations or restrictions of such preferences and/or rights.  Such requests shall be made in writing to the Company’s Secretary.

            11.4.  Rights of Holders of Restricted Stock

            Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends or distributions declared or paid with respect to such Stock.  The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

            11.5.  Rights of Holders of Stock Units

            11.5.1.  No Voting and Dividend Rights

            Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company.  The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock.  Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

            11.5.2.  Creditor’s Rights

            A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

            11.6.  Termination of Service

Unless otherwise provided in an Award Agreement or other written agreement approved by the Board, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

            11.7.  Purchase of Restricted Stock

            The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock.  The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

            11.8.  Delivery of Stock

            Upon the expiration or termination of any restricted period and the satisfaction of any other conditions or restrictions prescribed by the Board as set forth in the Award Agreement, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. In the alternative, a book-entry no longer reflecting any restrictions may be made.  Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with respect to a Stock Unit once the shares of Stock represented by the Stock Unit have been delivered.  Stock Units may also be settled in cash upon the determination of the Board or as specified in the applicable Award Agreement.

            12.             UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant to any Grantee under the Plan (or sell at par value or such other higher purchase price determined by the Board) Unrestricted Stock Awards pursuant to which Grantees may receive shares of Stock free of any restrictions (“Unrestricted Stock”).  Unrestricted Stock Awards may be granted or sold in respect of past services, performance and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.  A stock certificate for such shares of Stock shall be delivered, free of all restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.  In the alternative, a book-entry may be made.

13.            FORM OF PAYMENT FOR OPTIONS, RESTRICTED STOCK AND STOCK UNITS

            13.1.  General Rule

            Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock and Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

            13.2.  Surrender of Stock

            To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  In addition, and also only to the extent the Award Agreement so provides, payment of the Option Price may be made by requesting that the Company withhold shares of Stock that would otherwise be deliverable pursuant to the exercise of the Option, which shares shall be valued at their Fair Market Value on the date of exercise.

            13.3.  Cashless Exercise

            With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and subject to compliance with applicable law, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3 or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between the Option Price and the Fair Market Value of the shares of Stock subject to the portion of the Option being exercised.

            13.4.  Other Forms of Payment

            To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

            14.             DIVIDEND EQUIVALENT RIGHTS

            14.1.  Dividend Equivalent Rights

            A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the recipient.  A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award other than an Option or SAR or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the grant.  Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment.  Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board.  Subject to Code Section 409A, a Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend

Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided, however, that Dividend Equivalents credited pursuant to a Dividend Equivalents Right granted as a component of another Award which vests or is earned based upon achievement of performance goals shall not vest or be paid unless the performance goals for such underlying Award are achieved.

14.2.  Termination of Service

            Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

            15.             PERFORMANCE AND ANNUAL INCENTIVE AWARDS

            15.1.  Performance Conditions

            The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board from time to time.  The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 15.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).  If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee.

15.2.  Performance or Annual Incentive Awards Granted to Designated Covered Employees

            If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2.

            15.2.1.  Performance Goals Generally

            The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards.  Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

            15.2.2.  Business Criteria

            One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense and taxes (EBIT), (6) earnings before interest expense, taxes, depreciation and amortization (EBITDA); (7) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share; (10) return on equity; (11) return on assets, (12) return on capital; (13) return on investment; (14) operating earnings; (15) working capital; (16) ratio of debt to stockholders’ equity, (17) revenue; (18) book value; (19) cash flow; (20) economic value-added models or equivalent metrics; (21) earnings before non-cash charges; (22) reductions in costs; and (23) one or more capital ratios. Such business criteria may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company (except with respect to total shareholder return and earnings per share criteria), or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, reserves or allowances for loan losses, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of or accounting changes in accordance with the U.S. generally accepted accounting principles or tax changes.

            15.2.3.  Timing For Establishing Performance Goals

            Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, (ii) the day on which 25% of any performance period applicable to such Awards has expired, and (iii) at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

            15.2.4.  Performance or Annual Incentive Award Pool

            The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance in connection with Performance or Annual Incentive Awards.

            15.2.5.  Settlement of Performance or Annual Incentive Awards; Other Terms

            Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, Restricted Stock, Stock Units, other Awards or other property, in the discretion of the Committee.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards.  The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

            15.3.  Written Determinations

            All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m).  To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

            15.4.  Status of Section 15.2 Awards Under Code Section 162(m)

            It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder.  Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year.  If any provision of the Plan or any Award Agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.             PARACHUTE LIMITATIONS

            Notwithstanding any other provision of this Plan or Award Agreement or of any other Award Agreement or agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract or understanding between the Grantee and the Company or any Affiliate that expressly addresses Section 280G of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment; provided, however, that to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

17.             REQUIREMENTS OF LAW

17.1.  General

            The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company or any Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award or otherwise result in any claim or damages. Without limiting the generality of the foregoing, specifically, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive.  The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Option or any SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock covered by such Option or SAR are registered or are exempt from registration, the exercise of such Option or SAR (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

            17.2.  Rule 16b-3

            During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options or SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan, Awards and Award Agreements in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.             EFFECT OF CHANGES IN CAPITALIZATION

            18.1.  Changes in Stock

            If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Board. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.

Any such adjustment in outstanding Options, SARs, Restricted Stock or Stock Units shall not change the aggregate Option Price, SAR Exercise Price or Purchase Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, or an unvested portion of Restricted Stock or Stock Units, as applicable, but shall include a corresponding proportionate adjustment in the Option Price, SAR Exercise Price or Purchase Price per share; provided, however, that options that are not Incentive Stock Options and SARs may be adjusted pursuant to Code Section 409A so that the difference between the aggregate exercise price over the aggregate fair market value remains the same before and after the adjustment. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.  Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend) without receipt of consideration by the Company, the Company shall in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the Option Price or purchase price of outstanding Options, SARs, Restricted Stock and Stock Units to reflect such distribution.

            18.2.  Changes in Capitalization; Merger; Liquidation

            (a) In the event of a merger, consolidation, reorganization or other Corporate Transaction of the Company, the Board may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or other Corporate Transaction, including, without limitation, the substitution of new Awards, the termination or the adjustment of outstanding Awards, the acceleration of Awards or the removal of restrictions on outstanding Awards, all as may be provided in the applicable Award Agreement or, if not expressly addressed therein, as the Board subsequently may determine in the event of any such transaction.

            (b) In addition to or instead of any adjustments authorized in Section 18.1(a) above, in the event of a merger, consolidation, reorganization or other Corporate Transaction of the Company, the Board may elect, in its sole discretion, to cancel or repurchase any outstanding Awards issued under the Plan and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of an Award consisting of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of the Stock in connection with such transaction and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR multiplied by the amount, if any, by which (I) the formula or fixed price per share of Stock paid to holders of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Option or SAR. Notwithstanding the foregoing, Stock Units subject to Code Section 409A shall be cancelled on a Corporate Transaction only to the extent such Corporate Transaction constitutes a “change in control event” within the meaning of Code Section 409A.

            18.3.  Adjustments

            Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Section 18.

            18.4.  No Limitations on Company

            The existence of this Plan and the Awards granted pursuant to this Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other act or proceeding.

            19.             GENERAL PROVISIONS

            19.1.  Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan and Awards.

            19.2.  Nonexclusivity of the Plan

            Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board, the Company or its Affiliates to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board , the Company or its Affiliates in their discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

            19.3.  Withholding Taxes

            The Company or an Affiliate, as the case may be, shall have the right to deduct or withhold from payments of any kind otherwise due to a Grantee (including by withholding shares of Stock otherwise deliverable under an Award) any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation or make arrangements satisfactory to the Company or the Affiliate for direct payment from the proceeds of a sale of shares of Stock subject to the Award.

Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee.  The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the applicable entity to be withheld and paid to any such federal, state or local taxing authority with respect to which such exercise, vesting, lapse of restrictions or payment of shares. For purposes of determining taxable income and the amount of the related tax withholding obligation under this Section 19.3, notwithstanding Section 2.16 or this Section 19.3, for any shares of Stock that are sold on the same day that such shares are first legally saleable pursuant to the terms of the applicable Award Agreement, Fair Market Value shall be determined based upon the sale price for such shares so long as the Grantee has provided the Company with advance written notice of such sale.

            19.4.  Captions

            The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

            19.5.  Other Provisions

            Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

            19.6.  Number And Gender

            With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

            19.7.  Severability

            If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

            19.8.  Governing Law

            The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the Commonwealth of Virginia, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Award Agreements to the substantive laws of any other jurisdiction.

19.9.  Code Section 409A

            The Board or the Committee, as applicable, intends to comply with Section 409A of the Code, or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A.  To the extent that the Board or the Committee, as applicable, determines that a Grantee would otherwise be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.  The nature of any such amendment shall be determined by the Board or the Committee, as applicable.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SUTRON CORPORATION

The undersigned hereby appoints Sidney C. Hooper and Ashish H. Raval proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 22400 Davis Drive, Sterling, Virginia at 1:30 p.m. on May 19, 2010 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS BELOW.

1.	ELECTION OF DIRECTORS
NOMINEES:    Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman, Leland R. Phipps
(INSTRUCTION:      To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

For all nominees listed to the right (except as marked to the contrary)    ☐
WITHHOLD AUTHORITY to vote for all nominees listed to the right   ☐

2.	RATIFICATION OF YOUNT, HYDE & BARBOUR, P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2010.
FOR                   AGAINST                  ABSTAIN
☐     ☐       ☐

3.	APPROVAL OF THE SUTRON CORPORATION 2010 EQUITY INCENTIVE PLAN.
FOR                   AGAINST                  ABSTAIN
☐     ☐       ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:    ____________________________________________2010

______________________________________________________
                                                (Signature)
______________________________________________________
                                     (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.